EXHIBIT 10c7

            Schedule identifying substantially identical
            agreements, among American Brands, Inc. ("American") and The Chase Manhattan Bank (National Association), et al. establishing a grantor trust in favor of each of the following persons, to the Trust Agreement constituting Exhibit 10c6 to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1995
            ----------------------------------------------------



                                 Name
                                 ----

                            Thomas C. Hays
                            John T. Ludes
                            Robert L. Plancher
                            Robert J. Rukeyser
                            Steven C. Mendenhall
                            Dudley L. Bauerlein, Jr.